Exhibit 99.2

October 27, 2021

MVW 2021-2 LLC

Marriott Ownership Resorts, Inc. delivered or caused to be delivered loan files to Wells Fargo Bank, N.A., as custodian (the “Custodian”) for loans intended for inclusion in a rated securitization transaction referred to as MVW 2021-2 LLC. Marriott Ownership Resorts, Inc. also delivered data for each loan with respect to the loan number, the original loan amount, the interest rate  and the maturity date to the Custodian to be reviewed against the loan documents in the loan files. The Custodian loaded the data to  a system of record and reviewed the documents in each loan file against the data. As indicated below, discrepancies were found in such review:

Document Description	Exception Description	Exception Count
None		0
	Total	0

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